EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


             As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports, dated February 17, 1994, included or incorporated by reference to the Annual Report on Form 10-K of Scotsman Industries, Inc. for the year ended January 2, 1994 and to all references to our firm included in this Registration Statement.



                                      ARTHUR ANDERSEN LLP



   Chicago, Illinois
   November 7, 1994






























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